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This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities
North America Inc., PNC Capital Markets, Inc. or Wachovia Capital Markets, LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

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MLMT 2005-CIP1                STRUCTURAL TERM SHEET                     8/9/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1 (MODIFIED AFTER RED V2)

XP BALANCE SCHEDULE



        A1           A2           A3          A3          ASB           A4           AM           AJ           B
    ----------  -----------  -----------  ----------  -----------  -----------  -----------  -----------  ----------

 6  75,410,000  533,800,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
12  69,802,000  533,800,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
18  30,554,000  533,800,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
24          --  519,094,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
30          --  474,398,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
36          --  430,733,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
42          --  387,497,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
48          --  345,035,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
54          --   88,029,000  157,900,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
60          --           --    2,260,000  50,000,000  108,000,000  510,325,000  205,675,000  138,830,000  43,706,000
66          --           --           --  30,294,000   99,540,000  510,325,000  205,675,000  138,830,000  43,706,000
72          --           --           --  11,624,000   88,764,000  510,325,000  205,675,000  138,830,000  43,706,000
78          --           --           --          --           --  492,344,000  205,675,000  138,830,000  43,706,000
84          --           --           --          --           --  407,641,000  205,675,000  138,830,000  43,706,000
90          --           --           --          --           --  383,773,000  205,675,000  138,830,000  43,706,000
96          --           --           --          --           --  360,430,000  205,675,000  138,830,000  43,706,000

         C           D           E           F          G            H           J          K          L
    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------

 6  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  25,709,000  10,284,000  5,142,000  7,713,000  2,008,754,000   6
12  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  25,709,000  10,284,000  5,142,000  7,713,000  2,003,146,000  12
18  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  25,709,000  10,284,000  5,142,000  7,713,000  1,963,898,000  18
24  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  25,709,000  10,284,000  5,142,000  7,713,000  1,918,638,000  24
30  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  25,709,000   6,637,000         --         --  1,857,440,000  30
36  17,997,000  38,564,000  25,709,000  33,423,000  20,567,000  12,433,000          --         --         --  1,793,862,000  36
42  17,997,000  38,564,000  25,709,000  33,423,000  13,757,000          --          --         --         --  1,731,383,000  42
48  17,997,000  38,564,000  25,709,000  28,594,000          --          --          --         --         --  1,670,335,000  48
54  17,997,000  38,564,000  25,709,000  10,647,000          --          --          --         --         --  1,395,382,000  54
60  17,997,000  38,564,000  19,235,000          --          --          --          --         --         --  1,134,592,000  60
66  17,997,000  38,564,000   6,768,000          --          --          --          --         --         --  1,091,699,000  66
72  17,997,000  33,570,000          --          --          --          --          --         --         --  1,050,491,000  72
78  17,997,000  22,238,000          --          --          --          --          --         --         --    920,790,000  78
84  17,997,000  11,344,000          --          --          --          --          --         --         --    825,193,000  84
90  17,997,000   2,323,000          --          --          --          --          --         --         --    792,304,000  90
96  11,745,000          --          --          --          --          --          --         --         --    760,386,000  96


IO Prepay Penalties: 15% to XP
                     85% to XC

MLMT 2005-CIP1                STRUCTURAL TERM SHEET                     8/9/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1 (MODIFIED AFTER RED V2)

XP WAC REFERENCE RATES

Pd
--
 1   5.3535900
 2   5.1770300
 3   5.3505200
 4   5.1768900
 5   5.1768100
 6   5.1767500
 7   5.1769100
 8   5.3501300
 9   5.1765100
10   5.3499800
11   5.1763600
12   5.3498200
13   5.3497500
14   5.1761400
15   5.3495900
16   5.1759900
17   5.1759000
18   5.1758300
19   5.1760000
20   5.3491600
21   5.1755700
22   5.3489900
23   5.1754000
24   5.3517300
25   5.3516400
26   5.1779600
27   5.3514400
28   5.1777400
29   5.3512100
30   5.1775200
31   5.1775300
32   5.3508500
33   5.1771700
34   5.3506100
35   5.1769400
36   5.3506100
37   5.3505000
38   5.1768300
39   5.3502700
40   5.1766100
41   5.1764800
42   5.1763800
43   5.1766700
44   5.3496500
45   5.1760000
46   5.3494100
47   5.1757700
48   5.3491600
49   5.3490400
50   5.1754100
51   5.3487900
52   5.1751700
53   5.1750300
54   5.1749200
55   5.1752300
56   5.3481200
57   5.1745100
58   5.3479800
59   5.2046700
60   5.4192500
61   5.4427300
62   5.2660700
63   5.4424700
64   5.2658200
65   5.2656800
66   5.2655600
67   5.2660500
68   5.4417800
69   5.2651500
70   5.4415100
71   5.2648800
72   5.4412300
73   5.4411000
74   5.2644800
75   5.4408100
76   5.2642000
77   5.4405200
78   5.2639200
79   5.2640000
80   5.4400700
81   5.2634800
82   5.4386800
83   5.2621300
84   5.4931900
85   5.5422600
86   5.3624900
87   5.5422200
88   5.3624500
89   5.3624300
90   5.3624100
91   5.3632300
92   5.5421000
93   5.3623400
94   5.5420500
95   5.3622900
96   5.5420100